EXHIBIT (17)(b)

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Your Proxy Vote is important!

And now you can Vote your Proxy by
PHONE or the INTERNET.

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at
hand.

2. Call toll-free 1-866-241-6192, or go to
website: www.proxy-direct.com

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when you
vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY	EATON VANCE NATIONAL MUNICIPAL INCOME TRUST	PROXY
SPECIAL MEETING OF SHAREHOLDERS – MAY 15, 2009
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Trust (the “Fund”), hereby appoints Cynthia J. Clemson, Barbara E. Campbell, Maureen A. Gemma and Kristin S. Anagnost, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, May 15, 2009 at 1:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com

999 9999 9999 999	1234 5678

Note: Please sign this proxy as your name appears on the books of the
Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature (if held jointly)

Date	EVS_19828_031609B

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
Eaton Vance National Municipal Income Trust
Shareholder Meeting to Be Held on May 15, 2009.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/evs19828

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization between the Fund and Eaton Vance Municipal
	Income Trust, the termination of the Fund’s registration under the Investment Company Act of 1940, as	☐	☐	☐
amended and the dissolution of the Fund under applicable state law, as described in the accompanying proxy statement/prospectus.

NOTE ADDRESS CHANGE: ________________________________________
________________________________________
________________________________________

If you have any questions or need assistance with voting, please call 1-866-525-2664 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

PLEASE SIGN ON REVERSE SIDE. EVS_19828_031609B

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Your Proxy Vote is important!

And now you can Vote your Proxy by
PHONE or the INTERNET.

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at
hand.

2. Call toll-free 1-866-241-6192, or go to
website: www.proxy-direct.com

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when you
vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY	EATON VANCE MUNICIPAL INCOME TRUST	PROXY
SPECIAL MEETING OF SHAREHOLDERS – MAY 15, 2009
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Trust (the “Fund”), hereby appoints Robert B. MacIntosh, Barbara E. Campbell, Maureen A. Gemma and Kristin S. Anagnost, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, May 15, 2009 at 1:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com

999 9999 9999 999	1234 5678

Note: Please sign this proxy as your name appears on the books of the
Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature (if held jointly)

Date	EVS_19828_031609B

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
Eaton Vance Municipal Income Trust
Shareholder Meeting to Be Held on May 15, 2009.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/evs19828

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	AGAINST	ABSTAIN

1.	To approve the issuance of additional common shares of the Fund in connection with the Agreement and Plan	☐	☐	☐
of Reorganization between Eaton Vance National Municipal Income Trust and the Fund.

NOTE ADDRESS CHANGE: ___________________________________________
___________________________________________
___________________________________________

If you have any questions or need assistance with voting, please call 1-866-525-2664 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

PLEASE SIGN ON REVERSE SIDE. EVS_19828_031609B